Other Operating Expenses (Tables)	12 Months Ended
Mar. 31, 2024
Disclosure Of Other Operating Expense [Abstract]
Summary of Other Operating Expenses

	For the year ended March 31
Particulars	2022	2023	2024
Payment gateway and other charges	28,635	57,847	69,415
Outsourcing expenses	12,827	23,338	27,268
Website hosting charges	14,088	20,558	24,215
Travelling and conveyance	780	2,894	3,776
Communication	3,732	5,459	6,599
Technology and maintenance	4,224	5,605	7,411
Distribution costs#	—	—	40,045
Legal and professional	6,397	6,086	5,120
Provision for litigations*	4,700	—	—
Impairment provision for non-financial assets (refer note 24)	—	—	10,047
Intangible assets written off	17	—	982
Miscellaneous expenses	6,175	11,911	9,955
Total	81,575	133,698	204,833

# With effect from April 1, 2023, the Group has classified distribution costs as a component of “other operating expenses” from a component of “service cost”, which is in line with the manner in which the Company reviews its business performance and manage its operations. Corresponding previous years amounts have not been reclassified as the impact is considered to be immaterial.

* The Company had earlier provided for certain arbitral awards amounting to USD 39,204 while continuing to seek legal recourse in its dispute with former shareholders of Hotel Travel Group (HT). On February 15, 2022, the Company and former shareholders of HT have entered into a full and final settlement of all outstanding disputes including withdrawal of all proceedings for a settlement amount of USD 35,500 to be paid to the former shareholders of HT over a period of 18 months ended on September 1, 2023. The excess provision of USD 3,704 had been reversed.